UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELWARE

In re HANCOCK FABRICS, INC., *et al*.

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual* — Date 2/17/17

Steven R. Morgan
Printed Name of Authorized Individual

President and Chief Executive Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re HANCOCK FABRICS, INC., et al.
Debtor
(in $000s)

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS	CURRENT MONTH	CUMULATIVE FILING TO DATE
	All Accounts[1]	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	7,930	7,930	3,900
RECEIPTS			
CASH SALES	0	0	38,851
ACCOUNTS RECEIVABLE	0	0	168,084
LOANS AND ADVANCES	0	0	0
SALE OF ASSETS	(0)	(0)	17,025
OTHER (ATTACH LIST)	0	0	68,867
TRANSFERS (FROM DIP ACCTS)	0	0	(0)
		0	0
TOTAL RECEIPTS	(0)	(0)	292,827
DISBURSEMENTS			
NET PAYROLL	0	0	17,413
PAYROLL TAXES	23	23	5,878
SALES, USE, & OTHER TAXES	4	4	16,044
INVENTORY PURCHASES	0	0	16,327
SECURED/ RENTAL/ LEASES	1	1	8,298
INSURANCE	192	192	4,318
ADMINISTRATIVE	93	93	13,170
SELLING	0	0	923
OTHER (ATTACH LIST)	0	0	108,819
NET LOAN PAYDOWN	0	0	85,303
OWNER DRAW *	0	0	0
TRANSFERS (TO DIP ACCTS)	0	0	(0)
PROFESSIONAL FEES [2]	610	610	13,082
U.S. TRUSTEE QUARTERLY FEES	0	0	146
COURT COSTS	0	0	0
TOTAL DISBURSEMENTS	923	923	289,721
NET CASH FLOW	(923)	(923)	3,106
(RECEIPTS LESS DISBURSEMENTS)			
CASH - END OF MONTH	7,007	7,007	7,007

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$923
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0
LESS: SALES PAID TO LIQUIDATOR	$0
LESS: DISBURSEMENTS MADE ON BEHALF OF LIQUIDATOR	$0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$923

Note 1: The Debtor consolidates all cash accounts into one summary and, thus, is reporting its bank accounts on a consolidated basis. Bank reconciliations are shown individually on schedule MOR-1a.
Note 2: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

OTHER DISBURSEMENTS	AMOUNT	
COMMON CARRIER	0	
Total Other Disbursements	0	

OTHER CASH RECEIPTS		
	0	
Total Other Cash Receipts	0	

(in $000s)

	16-10296 Hancock Fabrics, Inc.	16-10297 Hancock Fabrics, LLC	16-10299 hancockfabrics.com, Inc.	16-10301 HF Merchandising, Inc.	16-10302 HF Resources, Inc.	16-10300 HF Enterprises, Inc.	16-10298 Hancock Fabrics of MI, Inc.	Total
Cash Beg Of Month	$ 7,160	$ 429	$ 165	$ 176	$ -	$ -	$ -	$ 7,930
Total Reciepts	$ (0)	$ (0)	$ (0)	$ (0)	$ -	$ -	$ -	$ (0)
Disbursements	$ 834	$ 50	$ 19	$ 20	$ -	$ -	$ -	$ 923
Sales Paid to Liquidator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Disb made on behalf of Liquidator	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Estate Disb Made By Outside Sources	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Cash Flow	$ (834)	$ (50)	$ (19)	$ (20)	$ -	$ -	$ -	$ (923)
Cash End of Month	$ 6,326	$ 379	$ 146	$ 156	$ -	$ -	$ -	$ 7,007

Note : Amounts were allocated to each entity based upon the Entities Retail Salaries & Wages as a percentage of Total Company Retail Salaries & Wages. See Summary P&L at end of report

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

Major	Minor	Location	Account Name	Category	P12 2016	
401	11	999	Petty Cash Stores	Petty Cash	-	
402	11	999	BancorpSouth - Concentration	Corporate Bank Accounts	-	
402	31	999	BancorpSouth - Elavon/GECC	Corporate Bank Accounts	-	
402	41	999	Wells Fargo - TX Ad Valorem	Corporate Bank Accounts	250,000.00	
402	51	999	Wells Fargo - Operating	Corporate Bank Accounts	3,635,475.66	
402	61	999	Wells Fargo - Utility Account	Corporate Bank Accounts	371,260.00	
402	71	999	BancorpSouth - Operating Acct.	Corporate Bank Accounts	213,034.25	
402	81	999	BancorpSouth - Accounts Payable	Corporate Bank Accounts	53,568.81	
402	91	999	Wells Fargo - Consignment Escrow	Corporate Bank Accounts	2,466,590.25	
402	101	999	BancorpSouth - Admin Payroll	Corporate Bank Accounts	-	
402	131	999	BancorpSouth - Hourly Payroll	Corporate Bank Accounts	-	
402	141	999	BancorpSouth - IT/Supplies	Corporate Bank Accounts	9,044.90	
402	511	999	PNC Bank Resources	Corporate Bank Accounts	2,558.58	
402	521	999	PNC Bank Enterprises	Corporate Bank Accounts	5,182.92	7,006,715.37
404	11	1025	Store Bank Accounts	Store Bank Accounts	-	
404	11	1031	Store Bank Accounts	Store Bank Accounts	-	
404	11	1055	Store Bank Accounts	Store Bank Accounts	-	
404	11	1060	Store Bank Accounts	Store Bank Accounts	-	
404	11	1090	Store Bank Accounts	Store Bank Accounts	-	
404	11	1127	Store Bank Accounts	Store Bank Accounts	-	
404	11	1146	Store Bank Accounts	Store Bank Accounts	-	
404	11	1249	Store Bank Accounts	Store Bank Accounts	-	
404	11	1285	Store Bank Accounts	Store Bank Accounts	-	
404	11	1294	Store Bank Accounts	Store Bank Accounts	-	
404	11	1543	Store Bank Accounts	Store Bank Accounts	-	
404	11	1621	Store Bank Accounts	Store Bank Accounts	-	
404	11	1668	Store Bank Accounts	Store Bank Accounts	-	
404	11	1674	Store Bank Accounts	Store Bank Accounts	-	
404	11	1675	Store Bank Accounts	Store Bank Accounts	-	
404	11	1685	Store Bank Accounts	Store Bank Accounts	-	
404	11	1696	Store Bank Accounts	Store Bank Accounts	-	
404	11	1702	Store Bank Accounts	Store Bank Accounts	-	
404	11	1769	Store Bank Accounts	Store Bank Accounts	-	
404	11	6049	Store Bank Accounts	Store Bank Accounts	.	
404	11	6193	Store Bank Accounts	Store Bank Accounts	.	-
CASH - END OF MONTH (MOR-1)					7,006,715.37	
405	11		Store Credit Cards	Store Credit Card Accounts	0.00	
UNRESTRICTED CASH AND EQUIVALENTS (MOR-3)					**7,006,715.37**	

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	BancorpSouth - Concentration	BancorpSouth - Elavon/GECC	BancorpSouth - Operating Acct	BancorpSouth - Admin Payroll
Balance per books	**0.00**	**0.00**	**213,034.25**	**0.00**
Bank Balance	**0.00**	**0.00**	**200,034.25**	**0.00**
Deposits in Transit	0.00	0.00	13,000.00	
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00		
Deposits in Op Account	0.00	0.00	0.00	0.00
Reclass of Oustanding Checks to A/P	0.00	0.00		
Unposted GL Entries	0.00	0.00		
Adjusted Bank Balance	**0.00**	**0.00**	**213,034.25**	**0.00**
Deposits in Transit				
Outstanding Checks				

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	BancorpSouth - Hourly Payroll	BancorpSouth - IT/Supplies	Wells Fargo Bank-HF Resources	Wells Fargo Bank-HF Enterprises
Balance per books	**0.00**	**9,044.90**	**2,558.58**	**5,182.92**
Bank Balance	**0.00**	**9,044.90**	**2,558.58**	**5,182.92**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00		0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Reclass of Oustanding Checks to A/P	0.00	0.00		
Unposted GL Entries	0.00	0.00	0.00	0.00
Adjusted Bank Balance	**0.00**	**9,044.90**	**2,558.58**	**5,182.92**
Deposits in Transit				
Outstanding Checks				

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	Wells Fargo Bank-DIP-TX Ad Valorem	Wells Fargo Bank-DIP-Utility Deposits	Wells Fargo Bank-DIP-Operating	Wells Fargo Bank-DIP-Consignment
Balance per books	250,000.00	371,260.00	3,635,475.66	2,466,590.25
Bank Balance	250,000.00	371,260.00	3,635,475.66	2,466,590.25
Deposits in Transit	0.00	0.00		0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00		
Deposits in Op Account	0.00	0.00		0.00
Reclass of Oustanding Checks to A/P				
Unposted GL Entries	0.00	0.00		
Adjusted Bank Balance	250,000.00	371,260.00	3,635,475.66	2,466,590.25
Deposits in Transit				
Outstanding Checks				

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

		BancorpSouth-Accounts Payable
Balance per books		**53,568.81**
Bank Balance		**82,111.72**
Deposits in Transit		
In-Transit Sweeps		0.00
Outstanding Checks		-28,542.91
Deposits in Op Account		0.00
Reclass of Oustanding Checks to A/P		
Unposted GL Entries		
Adjusted Bank Balance		**53,568.81**
Deposits in Transit	**Date**	**Amount**
		0.00
Outstanding Checks	**Check No.**	**Amount**
	122161	111.18
	122170	8.01
	122187	96.40
	122188	17.49
	122208	23.60
	122287	24.00
	122325	45.66
	122337	15.77
	122833	22.50
	123114	24.00
	123274	10.08
	123616	660.00
	123904	20.00
	124255	2,500.00
	124371	109.50
	124575	37.50
	124681	7,839.16
	125138	62.21
	125433	454.61
	126595	1,917.54
	127562	80.00
	127647	2,086.00
	127951	6,260.70
	127958	1,249.00
	127960	3,618.00
	127961	1,250.00
		28,542.91

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	1025	1031	1055	1080
	Simmons First National Bank	Wells Fargo	Regions	JP Morgan Chase
Balance per books	**0.00**	**0.00**	**0.00**	**0.00**
Bank Balance	**0.00**	**0.00**	**0.00**	**0.00**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	0.00	0.00	0.00	0.00
Adjusted Bank Balance	**0.00**	**0.00**	-	**0.00**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	1090	1127	1146	1249
	BancFirst	First Bank	Wells Fargo (Wachovia)	Wells Fargo LLC
Balance per books	**0.00**	**0.00**	**0.00**	**0.00**
Bank Balance	**0.00**	**0.00**	**0.00**	**0.00**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries		0.00		
Adjusted Bank Balance	**0.00**	**0.00**	**0.00**	**0.00**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	1285	1294	1543
	SunTrust Bank	Bank of Oklahoma	Commerce Bank
Balance per books	**0.00**	**0.00**	**0.00**
Bank Balance	**0.00**	**0.00**	**0.00**
Deposits in Transit	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00
Unposted GL Entries	0.00	0.00	0.00
Adjusted Bank Balance	**0.00**	**0.00**	**0.00**
Deposits in Transit			
	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	1621	1668	1674	1675
	First National Bank	American National Bank	BancFirst	BNO Harris Bank
Balance per books	**0.00**	**0.00**	**0.00**	**0.00**
Bank Balance	**0.00**	**0.00**	**0.00**	**0.00**
Deposits in Transit	0.00	0.00	0.00	0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries			0.00	0.00
Adjusted Bank Balance	**0.00**	**0.00**	**0.00**	**0.00**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	1685	1696	1702	1780
	First Merit Bank	PNC Bank	US Bank	Commercial National Bank
Balance per books	**0.00**	**0.00**	**0.00**	**0.00**
Bank Balance	**0.00**	**0.00**	**0.00**	**0.00**
Deposits in Transit	0.00	0.00		0.00
In-Transit Sweeps	0.00	0.00	0.00	0.00
Outstanding Checks	0.00	0.00	0.00	0.00
Deposits in Op Account	0.00	0.00	0.00	0.00
Unposted GL Entries	0.00	0.00	0.00	0.00
Adjusted Bank Balance	**0.00**	**0.00**	**0.00**	**0.00**
Deposits in Transit				
	0.00	0.00	0.00	0.00

In re HANCOCK FABRICS, INC., et al.
Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

	6040	6193
	Genoa Bank	Associated Bank N.A.
Balance per books	**0.00**	**0.00**
Bank Balance	**0.00**	**0.00**
Deposits in Transit	0.00	0.00
In-Transit Sweeps	0.00	0.00
Outstanding Checks	0.00	0.00
Deposits in Op Account	0.00	0.00
Unposted GL Entries	0.00	0.00
Adjusted Bank Balance	**0.00**	**0.00**
Deposits in Transit		
	0.00	0.00

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in $000s)

Payee	Period Covered	Amount Approved	Payor	Check Number	Check Date	Amount Paid Fees	Amount Paid Expenses	Year To-Date Fees	Year To-Date Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.	154304	02/12/16			700	0
Case Professionals			HANCOCK FABRICS, INC., et al.	133688	02/22/16			295	0
Case Professionals			HANCOCK FABRICS, INC., et al.	194375	02/28/16			295	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/04/16			279	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			107	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/11/16			279	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/18/16			279	0
Case Professionals			HANCOCK FABRICS, INC., et al.		03/25/16			279	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			729	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			100	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/01/16			7	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/03/16			300	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			95	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/04/16			19	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/06/16			10	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/08/16			172	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/13/16			11	86
Case Professionals			HANCOCK FABRICS, INC., et al.		04/15/16			172	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/20/16			29	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/22/16			164	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16			100	0
Case Professionals			HANCOCK FABRICS, INC., et al.		04/27/16			31	93
Case Professionals			HANCOCK FABRICS, INC., et al.		04/29/16			163	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/27/16			94	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/06/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/13/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/19/16			76	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/23/16			273	0
Case Professionals			HANCOCK FABRICS, INC., et al.		05/18/16			69	163
Case Professionals			HANCOCK FABRICS, INC., et al.		06/24/16			287	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/17/16			208	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/13/16			81	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/10/16			239	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/03/16			196	2
Case Professionals			HANCOCK FABRICS, INC., et al.		06/14/16			100	1
Case Professionals			HANCOCK FABRICS, INC., et al.		06/27/16			85	123
Case Professionals			HANCOCK FABRICS, INC., et al.		06/23/16			3	0
Case Professionals			HANCOCK FABRICS, INC., et al.		06/03/16			30	2
Case Professionals			HANCOCK FABRICS, INC., et al.		07/05/16			300	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/08/16			145	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/15/16			146	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/22/16			146	0
Case Professionals			HANCOCK FABRICS, INC., et al.		07/29/16			274	0

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

(in 000s)

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year To Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Case Professionals			HANCOCK FABRICS, INC., et al.		08/05/16			48	17
Case Professionals			HANCOCK FABRICS, INC., et al.		08/09/16			234	0
Case Professionals			HANCOCK FABRICS, INC., et al.		08/11/16			33	0
Case Professionals			HANCOCK FABRICS, INC., et al.		08/18/16			303	0
Case Professionals			HANCOCK FABRICS, INC., et al.		08/12/16			272	0
Case Professionals			HANCOCK FABRICS, INC., et al.		08/29/16			303	0
Case Professionals			HANCOCK FABRICS, INC., et al.		09/22/16			8	0
Case Professionals			HANCOCK FABRICS, INC., et al.		09/23/16			179	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/05/16			60	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/05/16			103	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/06/16			26	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/07/16			114	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/11/16			78	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/11/16			84	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/11/16			118	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/17/16			112	0
Case Professionals			HANCOCK FABRICS, INC., et al.		10/28/16			103	0
Case Professionals			HANCOCK FABRICS, INC., et al.		11/07/16			73	0
Case Professionals			HANCOCK FABRICS, INC., et al.		11/07/16			92	0
Case Professionals			HANCOCK FABRICS, INC., et al.		11/07/16			262	0
Case Professionals			HANCOCK FABRICS, INC., et al.		11/15/16			5	0
Case Professionals			HANCOCK FABRICS, INC., et al.		11/15/16			208	0
Case Professionals			HANCOCK FABRICS, INC., et al.		11/18/16			305	0
Case Professionals			HANCOCK FABRICS, INC., et al.		11/30/16			42	24
Case Professionals			HANCOCK FABRICS, INC., et al.		11/30/16			216	0
Case Professionals			HANCOCK FABRICS, INC., et al.		12/02/16			2	0
Case Professionals			HANCOCK FABRICS, INC., et al.		12/02/16			41	0
Case Professionals			HANCOCK FABRICS, INC., et al.		12/08/16			41	0
Case Professionals			HANCOCK FABRICS, INC., et al.		12/15/16			27	0
Case Professionals			HANCOCK FABRICS, INC., et al.		12/22/16			0	55
Case Professionals			HANCOCK FABRICS, INC., et al.		12/22/16			205	0
Case Professionals			HANCOCK FABRICS, INC., et al.		01/05/17	2	0	2	0
Case Professionals			HANCOCK FABRICS, INC., et al.		01/09/17	205	0	205	0
Case Professionals			HANCOCK FABRICS, INC., et al.		01/12/17	134	0	134	0
Case Professionals			HANCOCK FABRICS, INC., et al.		01/19/17	134	0	134	0
Case Professionals			HANCOCK FABRICS, INC., et al.		01/26/17	134	0	134	0
			Totals			610	0	12,329	753

Note: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

STATEMENT OF OPERATIONS

(Income Statement)

(In $000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	0	191,139
Less: Returns and Allowances	0	117
Net Revenue	**$0**	**$191,256**
COST OF GOODS SOLD		
Beginning Inventory	0	95,238
Add: Purchases	0	23,825
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	0	0
Cost of Goods Sold	0	119,063
Gross Profit	0	72,193
OPERATING EXPENSES		
Advertising	0	1,294
Auto and Truck Expense	0	28
Bad Debts	0	258
Contributions	0	(0)
Employee Benefits Programs	12	1,572
Insider Compensation*	38	1,533
Insurance	226	2,136
Management Fees/Bonuses	0	(789)
Office Expense	9	626
Pension & Profit-Sharing Plans	0	995
Repairs and Maintenance	1	1,210
Rent and Lease Expense	4	5,575
Salaries/Commissions/Fees	2	18,585
Supplies	(3)	1,436
Taxes - Payroll	0	1,760
Taxes - Real Estate	0	1,759
Taxes - Other	(2)	251
Travel and Entertainment	0	291
Utilities	42	3,550
Other (attach schedule)	233	4,133
Total Operating Expenses Before Depreciation	**562**	**46,204**
Depreciation/Depletion/Amortization	0	1,873
Net Profit (Loss) Before Other Income & Expenses	**(562)**	**24,116**
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)	(0)	(75,964)
Interest Expense	0	6,817
Other Expense (attach schedule)	(2)	99,575
Net Profit (Loss) Before Reorganization Items	**(560)**	**(6,312)**
REORGANIZATION ITEMS		
Professional Fees (1)	610	13,199
U. S. Trustee Quarterly Fees	0	249
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	(0)	(3)
(Gain) / Loss from Sale of Equipment	0	11,853
Other Reorganization Expenses (attach schedule)	0	(0)
Total Reorganization Expenses	**609**	**25,298**
Income Taxes	(0)	(76)
Net Profit (Loss)	**($1,169)**	**($31,535)**

*"Insider" is defined in 11 U.S.C. Section 101(31).

Note 1: Includes amounts paid to professional fee escrow account held by a third party, pursuant to Bankruptcy Court order approving post-petition financing. Professional fees will be paid to case professionals as allowed by the Bankruptcy Court and consistent with the compensation procedures approved by the Bankruptcy Court in these Chapter 11 cases.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

STATEMENT OF OPERATIONS - continuation sheet

(in $000s)

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
	$0	$0
	$0	$0
	$0	$0
	$0	$0
Total Other Costs	$0	$0
Other Operational Expenses		
Discount on Credit Card Sales	$0	$2,799
Outside D/C Labor	$0	$284
reclass ordinary pro fees to other	$0	$927
Over/Short	$0	$569
Miscellaneous Operating Expens	$178	($902)
Outside Services	$54	$705
Recruiting Fees and Expenses	$0	$42
Outside Service - Inventory	$0	$104
GIFT CARD FEES	$0	$21
Theft	$0	$25
Outside Services - Remodel	$0	$10
Expense Accrual Reversal	$0	($453)
Employee Relations and Trainin	$0	$1
Misc Inventory Expense	$0	$0
Total Other Operational Expenses	$233	$4,133
Other Income		
Commission Income	$0	($197)
Miscellaneous Operating Income	$0	$0
Gift Card Breakage	$0	($23)
Non - Operating Income	($0)	($75,744)
PGR Income	$0	($1)
Total Other Income	($0)	($75,964)
Other Expenses		
Non - Operating Expense	($2)	$100,090
Reclass $800K Hilco Breakup Fee	$0	($800)
Gain or Loss on FA Disposition	$0	$0
Directors Fees	$0	$108
Check Authorization Fees	$0	$1
Transfer Agent Expense	$0	$10
Investor Relations	$0	$0
Commission Expense	$0	$163
Stockholder Service	$0	$4
Total Other Expenses	($2)	$99,575
Other Reorganization Expenses		
	$0	$0
	$0	$0
Total Other Reorganization Expenses	$0	$0

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for th bankruptcy proceeding, should be reported as a reorganization item.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
(in $000s)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	7,007	3,905
Restricted Cash and Cash Equivalents (see continuation sheet)	0	0
Accounts Receivable (Net)	(0)	898
Notes Receivable	0	0
Inventories	0	95,238
Prepaid Expenses	1,680	2,235
Professional Retainers [1]	1,084	1,231
Other Current Assets (attach schedule)	2,205	1,523
TOTAL CURRENT ASSETS	**$11,975**	**$105,031**
PROPERTY AND EQUIPMENT		
Real Property and Improvements	0	26,959
Machinery and Equipment	0	405
Furniture, Fixtures and Office Equipment	0	54,986
Leasehold Improvements	0	8,145
Vehicles	0	642
Less Accumulated Depreciation	0	(60,393)
TOTAL PROPERTY & EQUIPMENT	**$0**	**$30,744**
OTHER ASSETS		
Loans to Insiders*	0	0
Other Assets (attach schedule)	409	5,671
TOTAL OTHER ASSETS	**$409**	**$5,671**
TOTAL ASSETS	**$12,384**	**$141,446**

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	4,284	0
Taxes Payable (refer to FORM MOR-4)	1,003	0
Wages Payable	0	0
Accrued Expenses (attach schedule)	611	0
Notes Payable	0	0
Rent / Leases - Building/Equipment	2,809	0
Secured Debt - WF/GA/DBT	(220)	0
Professional Fees	0	0
Amounts Due to Insiders*	0	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	8,487	**$0**
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt - 1st Lien (Revolver)	0	55,125
Secured Debt - 2nd Lien (Term)	0	17,500
Secured Debt - 3rd Lien (Notes)	0	8,204
Priority Debt	1,796	6,875
Other Prepetition Liabilities (attach schedule)	43,482	63,397
Unsecured Debt	24,662	25,836
TOTAL PRE-PETITION LIABILITIES	**$69,940**	**$176,937**
TOTAL LIABILITIES	**$78,427**	**$176,937**
OWNER EQUITY		
Capital Stock	371	371
Additional Paid-In Capital	93,478	93,478
Partners' Capital Account	0	(0)
Owner's Equity Account	0	(0)
Retained Earnings - Pre-Petition	(128,356)	(129,339)
Retained Earnings - Postpetition	(31,535)	(0)
Adjustments to Owner Equity (attach schedule)	0	(0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	(0)
NET OWNER EQUITY	**($66,043)**	**($35,491)**
TOTAL LIABILITIES AND OWNERS' EQUITY	**$12,384**	**$141,446**

*"Insider" is defined in 11 U.S.C. Section 101(31).
Note 1 - Reflects professional fee payments made prior to petition date.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

BALANCE SHEET - continuation sheet

(in $000s)

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	A/R - Independents	0	2
	A/R - Affinion Group	538	539
	A/R - Miscellaneous	743	202
	A/R Volume Discounts	0	14
	Due from Pension Fund	154	4
	Employee Signing Bonus A/R	0	26
	Insurance Claims Receivable	590	735
	SBLC Reserve (Held by Wells Fargo)	181	0
Total Current Other Assets		2,205	1,523
Other Assets			
	Utility Deposits	179	222
	Work Comp Loss Fund	192	192
	G/L Loss Fund	30	30
	FSA Deposit-UHC	0	8
	ADP Aline Pay Card Deposit	0	8
	A/R Hirschberg Schutz	0	254
	Goodwill (Net)	0	2,880
	Deferred Charges	0	2,077
	Chapter 11 Bankruptcy Deposits	8	0
	Other	0	0
Total Other Assets		409	5,671

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
		0	0
		0	0
Total Other Postpetition Liabilities		0	0
Other Prepetition Liabilities			
	Pension Liabilities	40,359	41,600
	Post Retirement Benefits	3,033	3,062
	Workers Comp Reserves	(858)	2,655
	Accrued Rent Liability - ST	793	1,630
	Accrued Real Estate Taxes - LL	1,652	1,974
	Accrued Franchise Taxes	6	57
	Capital Lease Obligation	0	2,209
	Stepped Rent	0	1,975
	Unapplied Rent Credit	(844)	1,618
	Mdse Liability Reserves / Adjustments	(659)	4,824
	L/T Deferred Comp	0	1,070
	Accrued G/L Liability - ST	0	723
Total Other Prepetition Liabilities		43,482	63,397

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

BALANCE SHEET - continuation sheet

(in $000s)

Accrued Expenses - Detail			
	Due to Liquidator	0	0
	AP Utilities	0	0
	Medical Ins	0	0
	Accrued Tax Balance	0	0
	Accrued Int NP	0	0
	Accounts Payable Other	313	0
	US Trustee Quarterly Fees	105	0
	Other	192	0
Total Accrued Expenses - Detail		611	0

Adjustments to Owner Equity			
		0	0
		0	0
		0	0
Total Adjustments to Owner Equity		0	0
Postpetition Contributions (Distributions) (Draws)			
		0	0
		0	0
		0	0
Total Postpetition Contributions (Distributions) (Draws)		0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
(in $000s)

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	44	0	0	01/30	EFT	44
FICA-Employee	-90	0	5	01/30	EFT	-95
FICA-Employer	-90	0	5	01/30	EFT	-95
Unemployment	0	0	0			0
Income	0	0	0			0
Other:_______	0	0	0			0
Total Federal Taxes	-136	0	10			-146
State and Local						
Withholding	14	1	0	01/30	EFT	15
Sales	1	0	0		EFT	1
Excise	0	0	0			0
Unemployment	0	0	0			0
Real Property	1,040	0	0		EFT	1,040
Personal Property	101	0	7	01/12	EFT	94
Other:_______		0	0			
Total State and Local	1,156	0	8			1,149
Total Taxes	1,020	0	17			1,003

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Current	Number of Days Past Due 0-30	31-60	61-90	Over 90	Total
Accounts Payable	0	4,284				4,284
Wages Payable		0				0
Taxes Payable		1,003				1,003
Rent/Leases-Building		2,809				2,809
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:_______						0
Other:_______						0
Total Postpetition Debts		8,096	0	0	0	8,096

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re HANCOCK FABRICS, INC., et al.
Debtor

Case No. 16-10296 (BLS)
Reporting Period: 01/01/17 - 01/28/17

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in $000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	(0)
+ Amounts billed during the period	(0)
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	**(0)**
Accounts Receivable Aging	**Amount**
0 - 30 days old	(0)
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	**(0)**
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	**(0)**

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

De Minimis Assests Sold	Purchaser	Purchase Price	Significant terms of the sale agreement	Connections between the debtor and the purchaser	Payment	Deposit Date
None						
Totals		$ -			$ -	

Hancock Fabrics
2015 P&L Allocation
(in dollars)

	Total 2015	Hancock Fabrics, Inc. 16-10296	Hancock Fabrics, LLC 16-10297	Hancock Fabrics of MI 16-10298	Hancockfabrics.com 16-10299	HF Enterprises, Inc. 16-10300	HF Merchandising, Inc. 16-10301	HF Resources, Inc. 16-10302
Net Sales	269,710,160	248,567,492	13,783,691	-	7,358,977	-	-	-
COGS	161,369,217	148,899,207	7,500,765	-	4,969,235	-	9	-
Gross Margin	108,340,944	74,615,955	5,028,830	-	2,389,741	-	26,306,417	-
Store-ops Expenses	115,592,738	95,064,177	5,621,492	-	2,950,085	(7,896,623)	29,082,686	(9,229,079)
General and Admin Expenses	12,189,378	6,596,304	113,726	-	316	3,317	5,472,398	3,317
Total Expenses	127,782,116	101,660,481	5,735,218	-	2,950,401	(7,893,307)	34,555,084	(9,225,762)
Total Net Income/(Loss)	(19,441,172)	(27,044,526)	(706,388)	-	(560,659)	7,893,307	(8,248,667)	9,225,762

Memo:

Retail Salary & Wages (included in Store-ops Exp)	33,132,429	29,915,659	1,792,489	-	690,871	-	733,410	-